Restricted cash, time deposit and investment	12 Months Ended
Dec. 31, 2021
Restricted cash, time deposit and investment
Restricted cash, time deposit and investment

5. Restricted cash, time deposit and investment

	As of
	December 31,
	2020	2021
	RMB	RMB
Current:
Restricted cash	141,952	—
Restricted time deposits	239,873	234,601
Restricted wealth management products	9,600	—
Total	391,425	234,601

Non-current:
Restricted cash	7,254	8,973
Restricted time deposits	27,327	28,293
Total	34,581	37,266

Line of credit for short-term bank borrowings was secured by short-term time deposits in the bank, amounted to RMB238.4 million and RMB234.6 million as of December 31, 2020 and 2021, respectively.

Other restricted cash and time deposits mainly consist of a US$3.7 million deposit as collateral at its ADR depositary bank, and deposits in custodian accounts for insurance brokerage business and other business requirements, and are classified as current or non-current assets based on their respective maturity.